Exhibit 10.3(b)

AMENDMENT TO OPTION AGREEMENT
选择权协议修正案

This Amendment to Option Agreement (this "Amendment") is dated April 21, 2014, and is entered into in Pingdingshan City, Henan Province, People's Republic of China ("PRC" or "China") by and among China Xing De (Hong Kong) Limited ("Parent"), Zhengzhou Xing De Enterprise Management & Consulting Co., Ltd. ("Party A"), Henan Jianyida Industrial Co., Ltd. ("Party B"), ZHU Hu (the "Prior Shareholder"), ZHU Yulong (the "Shareholder"), and ZHANG Kunfeng (the "New Shareholder," and with the Shareholder, the "Shareholders"). Party A, Party B, the Prior Shareholder and the Shareholders are sometimes referred to individually as a "Party" and collectively as the "Parties."

本选择权协议修正案（"本修正案"）于 2014 年 4 月 21 日在中华人民共和国（以下称为"PRC"或"中国"）河南省平顶山市，由中国兴德（香港）有限公司（"母公司"），郑州市兴德企业管理咨询有限公司（以下称为"甲方"），河南建益达实业有限公司(以下称为"乙方"），朱虎（"前股东"），朱玉龙（"现股东"）和张昆锋（"新股东"，与现股东一起合称"股东"）协商一致签署。甲方、乙方、前股东和股东各自称为"一方"，总称为"各方"。

RECITALS
前言

(1) Reference is made to that certain Option Agreement dated as of September 2, 2011, by and between Parent, the Prior Shareholder and the Shareholder (the "Agreement"), pursuant to which the Prior Shareholder and the Shareholder, who held 100% of the issued and outstanding equity interests of Party B in the aggregate (collectively the "Equity Interests"), granted an exclusive option to Parent to purchase the Equity Interests (the "Option") in connection with an Exclusive Consulting Services and Operating Agreement dated as of September 2, 2011 among Party A, Party B, the Prior Shareholder and the Shareholder (the "Exclusive Agreement");

请参见母公司、前股东和现股东于 2011 年 9 月 2 日签署的选择权协议（"协议"），依该协议，持有乙方总计 100%发行或已发行股权（合称"股权"）的前股东和现股东有关于 2011 年 9 月 2 日由甲方、乙方、前股东和现股东签署的排他咨询服务和运营协议（"排他协议"）的排他的购买股权的选择权（"选择权"）；

(2) 46% of the issued and outstanding equity interests of Party B (the "Equity Interests") was conveyed and transferred to the New Shareholder (the "Transfer"), which Transfer was registered with the Pingdingshan Administration for Industry and Commerce on March 26, 2013;

乙方 46%已发行股权转让给新股东（"转让"），该转让已于 2013 年 3 月 26 日登记于平顶山市工商行政管理局；

(3) The Transfer was effected in connection with the designation of the New Shareholder as a management member of Party B by the Shareholder, on whose behalf the Prior Shareholder held, and the Shareholder now holds, the Equity Interests;

转让所生效是因朱玉龙指派现代他持有乙方股权的股东担任乙方管理层；

(4) In connection with the Transfer, the Parties amended the Exclusive Agreement to, among other things, replace the Prior Shareholder with the New Shareholder as a Party to such agreement, and the Parties desire to do the same with the Agreement so that the Option may continue in full force during the term of the amended Exclusive Agreement, and to replace Parent, a Hong Kong entity, with Party A, a PRC entity, in order to facilitate the exercisability of the Option, subject to the terms and conditions contained in this Amendment; and

鉴于上述转让，各方已修改了排他协议，以新股东替代前股东作为协议一方，各方有意进行相同的安排以致于对甲方的选择权在排他协议修正案期间基于本协议条款和条件继续生效，并且将母公司，一家香港实体，替换为甲方，一家中国实体，以便于基于本修正案的条款和条件的选择权的行权；

(5) The Parties desire to amend the Agreement to memorialize the foregoing on the terms and conditions contained in this Amendment;

各方期望修改协议以在本修正案中载明上述条款和条件；

NOW THEREFORE, the Parties agree as follows:

因此，现各方同意如下：

1. Defined Terms. Capitalized terms used herein which are defined in the Agreement, unless otherwise defined herein, shall have the meanings ascribed to them in the Agreement.

术语定义。 除非本文件在此另有定义，在协议中定义的在本文件中使用的大写术语的含义见协议。

2. Amendment to Agreement. The Agreement is hereby amended as follows:

协议修改。 协议在此作如下修改：

2.1 Effective as of the date of this Amendment, the Prior Shareholder shall be deemed stricken from the Agreement and replaced by the New Shareholder as a Party to the Agreement, effective as of the date of this Amendment. In connection therewith, the Parties hereby agree that this Amendment shall be deemed an assignment by the Prior Shareholder of all of his rights, interests and obligations under the Agreement to the New Shareholder, and the consent of Party A thereto, and that by virtue of such assignment, the Prior Shareholder shall be released from his obligations under the Agreement.

自本修正案生效之日，前股东应排除出协议并且在本修正案生效之日新股东替代前股东作为协议一方。鉴于此，各方同意本修正案应被视为将原股东所有协议项下的权利、利益和义务概括转让予新股东，并且甲方同意此安排。同时，依据此概括转让，前股东不再承担协议项下义务。

2.2 Effective as of the date of this Amendment, Parent shall be deemed stricken from the Agreement and replaced by Party A as a Party to the Agreement, effective as of the date of this Amendment. In connection therewith, the Parties hereby agree that this Amendment shall be deemed an assignment by Parent of all of its rights, interests and obligations under the Agreement to Party A, and notice of such assignment to the Prior Shareholder, and that by virtue of such assignment, Parent shall be released from its obligations under the Agreement.

自本修正案生效之日，母公司应被视为排除出协议并且在本修正案生效之日甲方替代母公司作为协议一方。鉴于此，各方同意本修正案应被视为母公司将所有协议项下的权利、利益和义务概括转让予甲方和针对前股东的该概括转让的通知。同时，依据此概括转让，母公司将不再承担协议项下义务。

2.3 Section 2 of the Agreement is hereby amended by inserting the following subsection (i):

协议第二条在此修正并此加入下如下子项（i）：

"(i) Upon the liquidation or dissolution of Party B, to agree with, support and execute any resolution at any meeting of shareholders that seeks to sell all of Party B's assets to Party A at the lowest price then permitted under applicable PRC laws, as well as to remit to Party A the proceeds from the sale of any residual interests in Party B."

"(i) 当乙方清算或解散时，同意、支持和签署任何寻求以可适用中国法许可的最低价格出售所有乙方资产和在可适用中国法许可范围内向甲方汇出出售乙方资产的收益的股东会决议。"

2.4 Section 5 of the Agreement is hereby deleted in its entirety and the following is inserted in substitution therefor:

协议第五条在此整体删除并且加入下列条款：

"This Agreement shall take effect on the date of execution of this Agreement and shall remain in full force and effect until the earlier of (a) the full exercise of the Option, or (b) the termination of the Agreement by Party A."

"本协议应自本协议签署起生效并且持续有效直至下列较早发生的情况出现：（a）选择权全部行权；或者（b）甲方终止本协议。"

3. No Modification of Agreements. Each of Party A, Party B and the Shareholders hereby acknowledge and agree that, except as contemplated by this Amendment, the Agreement has not been otherwise modified or amended, and the terms and conditions thereof shall continue in full force and effect.

协议无修改。甲方、乙方和股东在此认可和同意，除本修正案约定事宜外，协议未作其他修改，其条款和条件应继续有效。

4. Further Cooperation. In case at any time from and after the date of this Amendment, any further action is necessary to carry out the purposes of this Assignment, each Party shall take such further action (including the execution and delivery of such further instruments and documents) as any other Party reasonably may request, all at the sole cost and expense of the requesting Party.

进一步合作。如本修正案签署后，依另一方的请求，对于任何完成权利义务概括转让目的所必须进行的任何进一步的行为，一方应在请求方承担所有成本和费用的情况下进行该行为（包括签署或传递进一步的票据和文件）。

5. General Provisions.

一般条款。

5.1 Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the PRC.

适用法律。本修正案适用中国法律并依其解释。

5.2 Entire Agreement. This Amendment constitutes the entire agreement between the Parties relating to the subject matter of this Amendment and supersedes all previous agreements.

完整协议。本修正案为各方有关本修正案标的的完整协议，优于所有之前的协议。

5.3 Amendments and Waivers. No amendment of any provision of this Amendment shall be valid unless the same shall be in writing and signed by the Parties. No waiver by any Party of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.

修正或弃权。除各方书面签署确认，本修正案条款的任何修改不生效力。各方对本修正案任何，无论是否故意的，违约、虚假陈述、违反保证或其他承诺不应视为扩展至之前或之后的违约、虚假陈述、违反保证或其他承诺的弃权，或影响与此有关的任何之前或之后事宜因此产生任何权利。

5.4 Severability. Should any provision or any part of any provision contained in this Amendment be declared invalid or unenforceable for any reason whatsoever, all other clauses or parts of clauses contained in this Amendment shall remain in full force and effect.

可分性。如果本修正案任何条款或条款的任何部分因任何理由被宣告无效或不可执行，本修正案其他条款或条款的其他部分应持续有效。

5.5 Copies. This Amendment shall be executed in both English and Chinese in six (6) original copies. Each Party shall receive one (1) original copy, all of which shall be equally valid and enforceable.

份数。本修正案以中文和英文签署六（6）份。每方各持一份，具有同等效力。

[SIGNATURE PAGE FOLLOWS]
[以下是签字页]

[SIGNATURE PAGES]

签字页

IN WITNESS WHEREOF this Agreement is duly executed by each Party or its legal representatives.

兹证明，本协议由各方或者各方的法定代表人签订。

PARENT: China Xing De (Hong Kong) Limited
中国兴德（香港）有限公司

Authorized Representative: ______________
授权人(签字)
Name: ZHU, Yulong
姓名: 朱玉龙
Title: Director
职务: 董事

PARTY A: Zhengzhou Xing De Enterprise Management & Consulting Co., Ltd.
甲方: 郑州市兴德企业管理咨询有限公司

Legal/Authorized Representative: ______________
法定代表人/或被授权人(签字)
Name: ZHU, Yulong
姓名: 朱玉龙
Title: Executive Director
职务: 执行董事

PARTY B: Henan Jianyida Industrial Co., Ltd.
乙方: 河南建益达实业有限公司

Legal/Authorized Representative: ______________
法定代表人/或被授权人(签字)
Name: ZHANG, Kunfeng
姓名: 张昆锋
Title: Executive Director
职务: 执行董事

SIGNATURE PAGE FOR SHAREHOLDERS OF PARTY B
乙方股东签字页

Shareholders of Party B:
乙方的股东:

ZHU, Yulong
朱玉龙
ID Card No.: 410222197111010015
身份证号: 410222197111010015

ZHANG, Kunfeng
张昆锋
ID Card No.: 410423198502140011
身份证号: 410423198502140011

SIGNATURE PAGE FOR PRIOR SHAREHOLDER OF PARTY B
乙方前股东签字页

Prior Shareholder of Party B:
乙方的前股东:

____
ZHU, Hu
朱虎
ID Card No.: 410222198602012597
身份证号: 410222198602012597